PROSPECTUS
                                   RAND CAPITAL CORPORATION
                                   1,791,122 COMMON SHARES
                                  __________________________

                    Rand Capital Corporation (the "Company" or "Rand") is a registered investment company that is classified as a diversified, closed-end management company. Its objective is long-term capital appreciation through high risk venture capital investments in companies having growth potential but whose securities, in most cases, have no public market. The Company's office is at 2200 Rand Building, Buffalo, New York 14203, telephone number (716) 853-0802.

                    The securities offered hereby will be offered and sold by the selling shareholders described under "Selling Shareholders" (the "Selling Shareholders") for their respective accounts. Each Selling Shareholder will receive all of the net proceeds from the sale of the Shares owned by such shareholder. The distribution of the Shares by the Selling Shareholders may be effected from time to time in one or more transactions in the over-the-counter market or in negotiated transactions at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Company will not receive any of the proceeds from the sale of the Shares.

                    This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. This Prospectus and the attached Statement of Additional Information ("SAI") of even date should be retained for future reference. Additional information about the Company including the SAI has been filed with the Securities and Exchange Commission, and additional copies of the SAI are available upon oral or written request and without charge by writing to the Company or calling (716) 853-0802. The table of contents of the Statement of Additional Information appears at page 22 below.

                    The Common Stock is traded in the over-the-counter market and listed on NASDAQ under the symbol "RAND." On May 30, 1997 the last reported bid price for the Common Stock as reported on the NASDAQ consolidated reporting system was $1 13/32 per share. See "Price Range of Common Stock."

                The Common Stock offered hereby involves a high degree of risk. See "SUMMARY OF THE OFFERING -- Risk Factors."
          Historically, the Company's shares have frequently traded at a discount from net asset value. See "FINANCIAL HIGHLIGHTS."

                       _________________________

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Price to        Sales Load      Proceeds to
                              Public (1)                      Company

              Per Share       $1.41           -0-             -0-

              Total           $2,525,482      -0-             -0-

                    (1) Estimated, based on last reported bid price for the Company's common stock on May 30, 1997.
                    (2) The expenses of the offering (other than commissions paid by the Selling Shareholders) are estimated to be $62,000 and will be borne by the Company.

                     The date of this Prospectus and attached SAI is May
          30, 1997.

                    No dealer, salesman, or other person has been authorized to give any information or make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering in any state in which such offering may not be lawfully made.

                                   TABLE OF CONTENTS


                                                                Page

          Fee Table . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          Financial Highlights  . . . . . . . . . . . . . . . . . . . . . 7
          History and Business  . . . . . . . . . . . . . . . . . . . . . 8
          Plan of Distribution  . . . . . . . . . . . . . . . . . . . .  15
          Selling Shareholders  . . . . . . . . . . . . . . . . . . . .  16
          Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . .  18
          Management  . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Capital Stock . . . . . . . . . . . . . . . . . . . . . . . .  19
          Dividend Policies . . . . . . . . . . . . . . . . . . . . . .  21
          Legal Proceedings . . . . . . . . . . . . . . . . . . . . . .  21
          Table of Contents of Statement of Additional Information  . .  22

                   Until June 24, 1997 (25 days after the commencement of this offering), all dealers effecting transactions in the Shares, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters.

          Investors are advised to read this Prospectus and to retain it for future reference.

          RAND CAPITAL CORPORATION, 2200 RAND BUILDING, BUFFALO, NY 14203
          (716) 853-0802

                                      FEE TABLE

                    The following table shows per share expenses of the Company as a percentage of net asset value per share.

          Shareholder Transaction Expenses......................  -0-

          Annual Expenses (as a percentage of net assets attributable to common shares) (1):

               Management fees(2)........................ 6.16%

               Other Expenses(3) ........................ 3.76%

          Total Annual Expenses.................................. 9.92%
          ________________
                    (1) Estimated for the current fiscal year based on the average annual operating expenses of the Company for 1995 and 1996 as a percentage of net asset value attributable to common shares.

                    (2) Includes expenses incurred within the Company's own organization in connection with the research, selection and supervision of investments. Such expenses have been deemed to include salaries, employee benefits, director fees, consulting fees, and travel expenses.

                    (3) Other expenses include legal, accounting, stockholders and office expense, occupancy expense, insurance, and other expenses.

                    The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.

                    The following Example estimates the aggregate amount of expenses expected to be incurred by the Company aggregated for the periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

          ________________________________________________________________
          Example (1)             1 year     3 years    5 years   10 years
          ________________________________________________________________

          You would pay the
          following expenses on
          a $1,000 investment
          assuming a 5% annual
          return:                 $99         $282       $445       $782
          ________________________________________________________________

          (1) The example assumes (a) the percentage rates listed under "Annual Expenses" remain the same each year except for interest expense on retired debt; (b) reinvestment of all dividends and distributions at net asset value; and (c) reflect all recurring and nonrecurring fees including any underwriting discounts and commissions.

                                   SUMMARY

                    Except as specifically indicated otherwise, all numbers of Rand common stock indicated in this prospectus are approximate numbers resulting from adjustment for a five-for-four stock split on May 26, 1995.

          THE ISSUER. Rand Capital Corporation is a registered investment company, classified as a diversified, closed-end management company, which primarily makes venture capital investments in small, developing, unseasoned companies. Rand commenced operations in 1969.

          THE OFFERING. The Selling Shareholders identified under "Selling Shareholders" are offering hereby up to 1,791,122 shares (the "Shares") of the Company's common stock. The Selling Shareholders will sell the Shares on a delayed or continuous basis for their own accounts. The exact timing and amount of such sales will be within the discretion of the respective Selling Shareholders. See "Plan of Distribution."

          TRADING. The Company's common stock has traded in the over-the-counter market since 1971 (NASDAQ symbol: RAND).

          INVESTMENT OBJECTIVE AND POLICIES. The Company primarily invests for long-term capital appreciation, not current income. The Company typically invests in debt securities of a new or developing company and concurrently acquires an equity interest in the form of stock, warrants or options to acquire stock or the right to convert the debt securities into stock. The debt securities acquired by the Company must frequently be subordinated to the issuer's indebtedness to banks and other institutional lenders and would be considered below investment grade. When the Company acquires venture securities, they are not readily marketable and are usually restricted securities as to which there are substantial restrictions on resale under the Securities Act of 1933, as amended (the "Securities Act"). See "HISTORY AND BUSINESS -- Investment Objective and Policies."

          RISK FACTORS. Investment in the Common Stock is speculative and involves substantial risks. Some of the principal risks are as follows.

          1. HIGH RISK, ILLIQUID INVESTMENTS. The Company invests in securities of new or young, developing companies, which generally have no record of earnings or success. The debt instruments that the Company receives when it makes venture investments are usually subordinated to bank lending and would be considered below "investment grade." The securities the Company acquires, when acquired, are not readily marketable and, even if a buyer can be found, the securities are "restricted securities" under the Securities Act and the sale of the securities is subject, therefore, to certain legal restrictions. The Company may invest 100% of its assets in "restricted securities." See "HISTORY AND BUSINESS -- Investment Objectives and Policies." Since there is no quoted market price for such securities, such securities must be valued in good faith by Rand's Board of Directors on some other basis, and such determination involves the risk that the securities may not be accurately valued.

          2. LOSSES ON INVESTMENTS. The venture investments that the Company makes bear a high degree of risk and, during the ten year period ended December 31, 1996, approximately 15 of the 42 venture investments made by the Company have resulted in total or very substantial losses. In addition, the Company had operating losses in 20 of the last 28 years. See "HISTORY AND BUSINESS -- Investment Objective and Policies."

          3. NO DIVIDENDS. The Company invests for capital appreciation, not current income. The Company has never paid a cash dividend. The Company has made distributions of the shares of venture companies on two occasions. See "DIVIDEND POLICIES."

          4. SUBORDINATED LOANS; NEED FOR FOLLOW-ON INVESTMENTS. While the Company typically acquires both debt and equity securities in a venture company, the debt securities are usually subordinated to the venture company's indebtedness to banks. Even if the venture is successful, the Company may be requested to invest additional funds at a future date to keep the venture alive or otherwise protect the Company's investment. There is no assurance, however, that the Company will have the funds to make any desirable follow-on investment or that the Company's ability to make follow-on investments may not be limited by its diversification policies. See "HISTORY AND BUSINESS --Investment Objective and policies."

          5. LIMITATIONS CREATED BY POLICY REGARDING DIVERSIFICATION OF INVESTMENTS. Due to the Company's election to be classified as a "diversified" investment company, the Company is required to maintain at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Company and to not greater than 10% of the outstanding voting securities of such issuer. See "HISTORY AND BUSINESS -- Diversification and Concentration of Investments." As of March 31, 1997, the Company's total assets were approximately $8,767,000. Accordingly, the Company is generally limited to making investments of $438,350 or less in any one issuer, and the Company's ability to make follow-on investments in companies in which its existing investment is approximately $438,350 or more may be severely limited at any time when its portfolio is approaching its diversification limits.

          6. TAX STATUS. Unlike many investment companies, the Company has not qualified and may not qualify as a "regulated investment company" entitled to special tax benefits under Federal tax law. See the information under "TAX STATUS," in the attached Statement of Additional Information which is hereby incorporated herein by reference.

          7. MARKET OVERHANG. The shares which the Selling Shareholders have indicated their intention to sell into the market from time to time creates a substantial "market overhang" of 1,821,122 shares, or 31.9% of the Company's outstanding stock, that may be sold into the market at any time. During the period from April 1, 1996 through April 1, 1997, the average weekly trading volume of the Company's Common Stock was approximately 50,000 shares (or approximately 0.9% of the shares currently outstanding). Given the historically thin trading market in the Company's common stock, this market overhang may reduce the market price of the Company's Common Stock and may lead to unusual downside volatility during the period that the Shares are being sold.

          8. LEVERAGING. The Company may borrow money and leverage its assets, although it has only done so during its 28 year operating history (a) pursuant to obligations of its former subsidiary, Rand SBIC, Inc. to the U.S. Small Business Administration pursuant to the rules of that agency, and (b) on a fully secured, short term (less than 60 days) basis to meet immediate cash flow needs. The use of leverage exaggerates the effect of investment gains and losses. If the Company's investments failed to return anticipated interest, dividends or proceeds of sale, the use of leverage would create the risk that the Company would be unable to meet its obligations for borrowed money and be forced to liquidate some assets at distress prices. See "HISTORY AND BUSINESS -- Investment Objective and Policies."

          9. LEGAL PROCEEDINGS -- SIGNIFICANT LITIGATION AFFECTING THE COMPANY. Based on a venture capital investment made by the Company in 1973, the Company was named as a defendant in an action to recover response and remediation costs in excess of $1,000,000 under the Federal Comprehensive Environmental Response, Cleanup and Liability Act (CERCLA), the New Jersey Spill Compensation and Control Act and various common law theories. Although the Company's Motion for Summary Judgement and dismissal of all claims against it has been granted and the Company believes that an appeal is unlikely, the Plaintiff's time for appeal has not yet run. See "LEGAL PROCEEDINGS."

          10. NO PROCEEDS TO THE COMPANY, DILUTIVE EFFECT. The securities offered hereby will be sold for the accounts of the respective Selling Shareholders, and the Company will not receive any of the proceeds from such sales. Since the Company will bear expenses of the offering estimated at $62,000 as a result of the offering the net asset value of the Company's Common Stock will be reduced by that amount.

                                  FINANCIAL HIGHLIGHTS
                         March 31,   December 31,  December 31, December 31,  December 31,   December 31,
                           1997          1996          1995         1994          1993           1992
                        (unaudited)
                         _________   ___________   ___________   ___________   ___________   ___________

         Per Share
         Operating
         Performance

         Net Asset            $1.53          2.21          3.19         3.07           3.07          2.12
         Value -
         Beginning

         Net                 (0.03)        (0.09)        (0.09)       (0.07)         (0.04)        (0.01)
         Investment
         Income (loss)

         Net Realized          0.04        (0.59)        (0.89)         0.18         (0.02)          0.96
         and
         Unrealized
         Gains
         (Losses)

         Total From            0.01        (0.68)        (0.98)         0.11         (0.07)          0.95
         Investment
         Oper.

                               0.00          0.00          0.00         0.00           0.00          0.00
         Distributions
         - Net Invest
         Inc.

                               0.00          0.00          0.00       (0.14)           0.00          0.00
         Distributions
         - Capital
         Gains


         Returns of            0.00          0.00          0.00         0.00           0.00          0.00
         Capital

         Total                 0.00          0.00          0.00         0.00           0.00          0.00
         Distributions

         Cumulative            0.00          0.00          0.00         0.00           0.03          0.00
         Effect of
         Change
         in Accounting
         Method

         Change                0.00          0.00          0.00         0.01           0.00          0.00
         Resulting
         From
         Purchase or
         Sale of
         Company
         Stock

         Net Asset             1.51          1.53          2.21         3.19           3.07          3.07
         Value - End

         Per Share             1.88          1.44          3.50            4          4-3/8         3-5/8
         Market Value
         (Adjusted) -
         End

         Total               (0.01)        (0.31)        (0.31)         0.03         (0.02)          0.31
         Investment
         Return

         Ratios/Supple
         -mental Data

         Net Assets,           1.51          1.53          2.21         3.19           3.07          3.07
         End of Period

         Ratio of             2.62%          9.75          8.73        6.13%          5.86%         6.66%
         Expenses to
         Average Net
         Assets

         Ratio of Net       (1.84)%        (5.04)        (3.48)      (2.32)%        (1.11)%       (0.38)%
         Income (loss)
         to Average
         Net Assets

         Portfolio             4.9%        22.50%           14%        5.00%          4.79%         7.72%
         Turnover


         Number of        5,708,034     4,225,477     4,225,477    4,185,477      3,357,170     3,357,170
         Shares

                                            FINANCIAL HIGHLIGHTS (Con't)
                         December 31,     December 31,    December 31,   December 31,     December 31,
                              1991            1990            1989           1988             1987
                         ___________      ___________     ___________    ____________     ___________

         Per Share
         Operating
         Performance

         Net Asset Value           2.07            2.53            2.44           2.07             2.13
         - Beginning

         Net Investment            0.02          (0.04)            0.00           0.00             0.00
         Income (loss)

         Net Realized              0.06          (0.28)            0.09           0.40           (0.06)
         and Unrealized
         Gains (Losses)

         Total From                0.06          (0.32)            0.09           0.40           (0.06)
         Investment
         Oper.

                                   0.00            0.00            0.00           0.00             0.00
         Distributions -
         Net Invest Inc.

                                   0.00            0.00            0.00           0.00             0.00
         Distributions -
         Capital Gains
         Returns of                0.00            0.00            0.00           0.00             0.00
         Capital

         Total                     0.00          (0.14)            0.00           0.00             0.00
         Distributions

         Cumulative                0.00            0.00            0.00         (0.03)             0.00
         Effect of
         Change in
         Accounting
         Method

         Change                    0.00            0.00            0.00           0.00             0.00
         Resulting From
         Purchase or
         Sale of Company
         Stock

         Net Asset Value           2.12            2.07            2.53           2.44             2.07
         - End

         Per Share                1-3/8           1-1/8           1-1/4          1-1/8            1-1/8
         Market Value
         (Adjusted) -
         End

         Total                     0.03          (0.15)            0.04           0.16           (0.03)
         Investment
         Return

         Ratios/Supple-
         mental Data
         Net Assets, End           2.13            2.07            2.53           2.44             2.07
         of Period

         Ratio of                 9.34%           8.96%           8.58%          9.88%           10.32%
         Expenses to
         Average Net
         Assets

         Ratio of Net              .92%         (1.89)%           0.00%          0.00%            0.00%
         Income (loss)
         to Average Net
         Assets

         Portfolio               36.76%          14.78%          13.82%          7.36%           31.59%
         Turnover

         Number of            3,357,170       3,357,170       3,357,170      3,357,170        3,357,170
         Shares

          NOTES:

          (1) Data has been restated to reflect 25% stock distributions in 1992, 1993, 1994 and 1995, and reflects the Company's private placement in 1997.

          (2) The information contained in this Table of Financial Highlights was obtained from the Company's Annual Report to Shareholders for each indicated year. The financial highlights for the years 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 were audited by Deloitte & Touche LLP whose report on such information for each of the five years in the period ended December 31, 1996 is included in the Annual Report for each respective year.

                           HISTORY AND BUSINESS

          Introduction

                     Rand Capital Corporation, which was organized as a New York corporation in February 1969, is a venture capital investment company having as its principal purpose investment in small, young and, in some cases, newly-created enterprises which are principally engaged in the development or exploitation of inventions, technological improvements, new products and services not previously generally available. It is registered under the Investment Company Act of 1940 (the "1940 Act") and is classified under the 1940 Act as a closed-end, diversified, management investment company.

                     The Company has operated under its present name since 1969. During the past five years the Company has not engaged in any business other than as an investment company.

          Investment Objective and Policies

                     The Company's investment objective is long-term capital appreciation, primarily through investments in small, developing companies. Accordingly, it invests its funds principally in undertakings commonly referred to as "venture capital" investments, which involve a high degree of risk and which, in the Company's opinion, have the potential for significant capital appreciation.

                     Typically, the Company will invest in unseasoned companies, and, in some cases, it may assist in the formation of new companies and may be a substantial shareholder. On occasion, it may invest in companies which have been operating for a period of time and have a record of revenues or earnings. Generally, the portfolio company's capital will be supplied by its founders on an equity basis, by the Company through a combination of debt and equity securities and by banks or other institutions as senior or secured creditors. The bank and institutional lenders generally require that the Company subordinate its rights as a creditor to their rights. The venture debt securities that the Company invests in would be considered to be below investment grade.

                     Enterprises selected for investment will ordinarily have developed or will be developing what the Company considers new or unusual concepts such as advanced technology or new products, methods or techniques of production or marketing. In selecting companies for investment, the Company will consider quality of management and any operating record; the soundness of the idea, service or product to be developed or being developed; the effect of market and economic conditions and governmental policies on the company and its products; the nature of its competition; and, if substantial plant and equipment are necessary to the company's operations, the suitability or cost of such facilities.

                     When acquiring debt securities, the Company will consider the ability of the issuer to service interest and principal repayment requirements. The economic terms of the investment are generally a matter of negotiation between the Company and the venture company; other investors may also participate in the negotiation. In some cases where the long-term prospects of the investment appear attractive to the Company, but continuing development work will preclude payment of interest in the near-term, the Company will agree to a deferment of interest payments. The Company frequently defers payment of principal installments by portfolio companies for periods of up to three years. However, the Company's own requirements of current income to meet some or all of its operating expenses will necessarily act as some restraint upon a repeated selection of investments which fail to produce current income. In 1996, on the basis of a re-evaluation made by the Company and its Board of Directors, a determination was made to place greater emphasis on making investments that provide a current return.
          From time to time, because of a temporary lack of suitable venture capital opportunities or in order to provide liquidity to support the Company's operations, the Company may invest in liquid and current income-type investments consisting of federal or state government securities and securities issued by their agencies and instrumentalities that are guaranteed by them, certificates of deposit, bankers' acceptances, commercial paper or other short-term securities, high-rated, publicly-traded corporate debt obligations, first mortgage construction loans where a commitment has been obtained from a long-term lender to acquire the permanent first mortgage loan to be placed upon the completed property, money market funds, or it may retain its funds in cash. Such investments in liquid and current income-type investments do not themselves have the potential for significant capital appreciation called for by the Company's principal investment strategy.

                     The Company spends a substantial portion of its employee's time monitoring its investments and furnishing advisory services to the companies in its venture capital investment portfolio. Upon occasion, the Company has received compensation in cash and in securities of a portfolio company for advisory services furnished to a portfolio company. Although such compensation has rarely been significant in the past, the Company, under appropriate circumstances, will seek to increase its income from such advisory services in the future. Where the Company deems it beneficial to have its nominee on the board of directors of a venture company in which it invests, it may obtain a commitment by the portfolio company or its shareholders to effect that result. As of the date of this Prospectus, nominees of the Company serve on the boards of directors of four of the companies in which it has venture investments.

          Fundamental Policies

                     The following investment policies of the Company are fundamental policies and may not be changed without approval of the lesser of (1) more than 50% of the Company's outstanding voting securities or (2) 67% or more of the voting securities present at a meeting of security holders at which a quorum is present.

                     1. The Company may invest up to 100% of its assets in restricted securities.

                     2. The Company may issue senior securities in the form of debentures and preferred stock and may borrow money from banks and other lenders, on an unsecured basis, all within the limitation of the 1940 Act. However, an order issued by the Securities and Exchange Commission which permitted Rand to invest in a small business investment company subsidiary prohibits the issuance of preferred stock. See "Other Restrictions on Investment" hereunder and "Capital Stock -- Preferred Stock."

                     3.  The Company will not:

                          (a) purchase and sell commodities or commodity contracts;

                          (b) trade in contracts commonly called puts or calls or combinations thereof, except that it may acquire warrants, options or other rights to subscribe to or sell securities in furtherance of its investment objectives;

                          (c)  underwrite securities of other issuers,
          except that it may acquire portfolio securities under circumstances where, if sold, the Company might be deemed a statutory underwriter for purposes of the Securities Act of 1933;

                          (d) purchase any securities of a company if any of the directors or officers of the Company owns more than 1/2 of 1% and such persons owning more than 1/2 of 1% together own 5% or more, of the shares of such company.

                     4. The Company will diversify its investments so as to maintain its classification as a "diversified company" within the meaning of the 1940 Act, that is, at least 75% of the value of its total assets shall be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Company and to not more than 10% of the outstanding voting securities of such issuer. "Government securities" refers to any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

                     5. The Company will not concentrate its investments in any one industry, that is, it will not invest more than 25% of its total assets (at values current at the time of the investment) in any one industry.

                     6. The Company may invest in real estate development companies, but it may not directly hold real estate except for office use or in connection with the orderly liquidation of a debt or other investment. Holdings in real estate companies and for office use will not exceed 25% of the value of its total assets after each such investment.

                     7. The Company may make loans and purchase debt securities in furtherance of its investment objectives. The loans that the Company makes are made in connection with high-risk, venture capital investments, are usually subordinated to bank or other institutional loans, and would be considered below "investment grade." See, "SUMMARY -- Risk Factors --1. High risk, illiquid investments," above.

                     The Company does not have any policy directly limiting the amount of its portfolio turnover. However, high portfolio turnover is not generally consistent with the Company's investment objective of long term capital appreciation through venture capital investments. During the last three full fiscal years, the aggregate dollar amounts of purchases and sales of portfolio securities, other than Government securities, were:
          1996 -- $5,001,693; 1995 -- $3,889,108 and, 1994 -- $1,228,797.

                     Insofar as the Company's investment policies would permit it to invest in a real estate investment company, see "Other Restrictions on Investment," below.

                     The Company's policy not to acquire puts or calls, except rights to acquire or sell securities to further its investment objectives, has been interpreted by the Company's management in light of its principal investment strategy to seek long term-capital appreciation through high risk venture capital investments in companies having growth potential, but whose securities are generally not publicly traded. Thus, in the case of call options, the Company has made loans to portfolio companies and received debt instruments in face amounts equal to the amounts loaned together with warrants to purchase common stock from the portfolio company at prices that would generally be favorable to the Company if the portfolio company is successful during the period prior to the expiration date of the warrant. Frequently, the warrants are exercisable at the option of the Company by conversion of part or all of the debt instrument in lieu of additional cash payments. Generally, this procedure is an alternative to making an investment in the common or preferred stock of the portfolio company and, accordingly, is not viewed as creating additional risks but is seen as providing cash flow through interest payments on the debt instruments while preserving some ability to cash-out of the investment at maturity or upon default on the debt instrument in the event that the portfolio company is not successful within an appropriate time period. The debt securities thus acquired by the Company must frequently be subordinated to the issuer's indebtedness to banks and other institutional lenders and would be considered below "investment grade."

                    In the case of put options, the Company occasionally makes investments in the common stock of a portfolio company while simultaneously obtaining a put option to sell the stock, at the Company's option, back to the portfolio company at an amount equal to its purchase price during a period of time. This investment format is also viewed as a means of reducing risk as compared with investing in the portfolio company's common stock without having such an option.

                     The term "call option" is frequently used to designate a short-term contract (generally having a duration of nine months or less) under which the purchaser of the call option, in return for payment of the option premium (the option's current market price), obtains the right to buy a publicly traded security to which the option relates at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time during the term of the option. The term "put option" is frequently used to designate a similar short-term contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying publicly traded security at a specified exercise price at any time during the term of the option. The writer of the put option receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised. The Company's Board of Directors does not consider the writing of or trading in these kinds of "put options" or "call options" to be related to its investment objectives and, accordingly, it views them as prohibited under its fundamental investment policies.

          Diversification and Concentration of Investments

                     Two of the Company's fundamental investment policies, which cannot be changed except with prior shareholder approval, are to make diversified investments and to avoid concentrating its investments in any industry. Under the classification of investment companies provided under Section 5 of the 1940 Act, a "diversified company" must maintain at least 75% of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of the calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the investment company and to not more than 10% of the outstanding voting securities of such issuer, provided that a diversified company does not lose its status as such based on a subsequent discrepancy between these requirements and the values of its various investments if any such discrepancy did not exist immediately after making an acquisition. As provided in Section 8(b) of the 1940 Act as interpreted by the Staff of the Securities and Exchange Commission, a registered investment company must announce any policy of concentrating its investments in a particular industry or group of industries, and an investment company avoids concentrating in any industry or group of industries by avoiding making any investment in an industry if, immediately after making the investment, more than 25% of the Company's total assets would be invested in securities of issuers within the industry.

                     During 1994 and 1995 certain investments, which were acquired in accordance with the Company's policies for diversification of investments and against concentration in one industry or group of industries, appreciated in value to such an extent that the Company's portfolio temporarily ceased to be non-diversified and its investments became concentrated beyond the amount permitted by the Company's policies. The appreciation of these investments did not cause the Company to be in violation of its policies requiring diversification and against concentration within a single industry, because those policies govern the way in which new investments may be made, and they do not affect existing investments whose value has changed.

                     Presently, the Company's portfolio of investments is diversified. Nevertheless, if an existing investment were to subsequently increase in value to an extent that caused the Company's portfolio to be non-diversified and excessively concentrated in a single industry, all investments in portfolio securities would thereafter have to be (a) limited to not more than 5% of total assets and not more than 10% of voting securities of the issuer, and (b) made in a different industry. These limitations could adversely affect the Company's ability to make investments in a manner that would be judged by management as being most likely to receive optimum returns.

                     Although the Company intends to continue to follow its policies of diversifying its investments and not concentrating its investments in any one industry, where significant appreciation in the value of an existing investment causes the Company's portfolio to no longer be diversified and to be concentrated to an extent that would not have been permissible for a new investment, the Company will not liquidate part or all of the investment solely for the purpose of establishing diversification and removing the concentration, but will retain the investment until the Board of Directors determines that it would be in the best interest of the Company to dispose of the investment.

          Other Restrictions on Investment

                     In addition to the fundamental policies enumerated above, statutory requirements affect investment concentration.
          Section 12(d) of the 1940 Act prevents the Company from investing in an unregistered investment company if, immediately after acquisition of the securities of the other company, the Company would have more than 5% of its assets invested in the securities of the other company or the Company would own more than 3% of the voting securities of the other company.

                     The Company does not ordinarily expect to acquire a majority interest in its venture investments. However, it is the Company's policy that, subject to the limitations created by its policy on diversification, when the Company believes it necessary to protect its investment or enhance its investment opportunities, the Company may acquire up to 100% of the equity interest in another company.

          Recent Private Sale of Common Stock

                     The Company made a private offering of common stock in which it sold 1,174,037 on January 16, 1997 and 308,520 shares on March 3, 1997 to private investors pursuant to the terms of Subscription Agreements dated as of those dates (collectively, the "Subscription Agreement"). The Subscription Agreement contained registration rights provisions whereby the Company agreed to cause the offer and sale of as many of the shares as the subscribers should request to be registered under the Securities Act of 1933 for sale to the public. This Prospectus has been prepared and filed pursuant to the registration rights provisions under the Subscription Agreement.

          Share Price Data

                     The Company's common stock is traded in the over-the-counter market and listed on NASDAQ under the symbol "Rand." The following table shows the per share net asset value ("NAV"), the high bid price, the premium or discount (expressed as a percentage) of the high bid price to per share NAV, the low bid price, and the premium or discount (expressed as a percentage) of the low bid price to per share NAV for the Company's common stock during the two most recent fiscal years and for each full fiscal quarter since the beginning of the current fiscal year. The bid prices are over-the-counter market quotations that reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. The stock price bid data and net asset values have been adjusted for stock distributions including a five-for-four stock distribution to shareholders of record on May 26, 1995.

                                        High      % of      Low       % of
                              NAV       Bid       NAV       Bid       NAV
          1995:

          1st Quarter...... $3.25       $4.20     129%      $3.60     111%
          2nd Quarter...... $3.30       $5.375    163%      $4.50     136%
          3rd Quarter...... $3.33       $7.00     210%      $5.25     158%
          4th Quarter...... $2.21       $6.50     294%      $3.00     136%

          1996:

          1st Quarter...... $2.11       $3.50     166%      $1.00      47%
          2nd Quarter...... $1.76       $2.25     128%      $1.375     99%
          3rd Quarter...... $1.66       $2.125    128%      $1.50      90%
          4th Quarter...... $1.53       $1.688    110%      $1.188     78%

          1997:

          1st Quarter...... $1.51       $2.00     132%      $1.438     95%

                      Information concerning the Company's allocation of brokerage, transfer and dividend paying agent, and custodian is hereby incorporated by reference from information presented under the heading "ALLOCATION OF BROKERAGE, TRANSFER AGENT, AND CUSTODIANSHIP" in the attached Statement of Additional
          Information.

                               PLAN OF DISTRIBUTION

                    The securities offered hereby will be offered and sold by the selling shareholders described under "Selling Shareholders" (the "Selling Shareholders") for their respective accounts. The Company will not receive any of the net proceeds from the Common Stock being offered by the Selling Shareholders.

                     The Selling Shareholders may sell shares of Common Stock in any of the following ways: (i) through dealers; (ii) through agents; or (iii) directly to one or more purchasers. The distribution of the Shares by the Selling Shareholders may be effected from time to time in one or more transactions in the over-the-counter market or in negotiated transactions at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Selling Shareholders may effect such transactions by selling Shares to or through broker-dealers, including broker-dealers who are market makers in the Common Stock, and such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Shareholders and/or commissions from purchasers of Shares for whom they may act as agent. The Selling Shareholders and any broker-dealer or agents that participate in the distribution of the Shares by the Selling Shareholders may be deemed to be underwriters under the Securities Act of 1933, and any discounts, concessions or commissions received by any such broker-dealers or agents may be deemed to be underwriting discounts and commissions under the Securities Act.

          SELLING SHAREHOLDERS

                     The following table sets forth information regarding
          (1) the name of each Selling Shareholder, (2) the amount and percentage of Shares owned by each Selling Shareholder immediately prior to the commencement of the Offering, (3) the number of Shares to be offered hereunder by each Selling Shareholder, and (4) the amount and percentage of Shares expected to be owned by each Selling Shareholder after the completion of the Offering. Except for the Shares to be sold by Mr. Newman and Colmac Holdings Limited, all of the Shares were acquired by the Selling Shareholders pursuant to the private offering described under "HISTORY AND BUSINESS -- Recent Private Offering." Except under the terms of such private offering and as indicated in the foot notes to the table, no Selling Shareholder has had any material relationship with the Company during the last three years.

       BEFORE THE OFFERING                            AFTER THE OPENING
       -------------------                            -----------------
                        SHARES  PERCENT OF    TO BE      SHARES  PERCENT OF
   NAME                 OWNED   OUTSTANDING   SOLD       OWNED   OUTSTANDING

   Gregory Abbott       48,429     *          48,429       -0-     *

   The Clatskanie       20,000     *          12,000     8,000     *
   Trust, C. Balbach TTE

   The Todd Trust,      20,000     *          20,000       -0-     *
   C. Balbach TTE

   Paul D. Bauer        22,900     *          12,900    10,000     *
   Thomas R.            29,835     *          10,000    19,835     *
   Beecher, Jr. (1)

   Venture              64,516     1.1%       64,516       -0-     *
   Investment Club

   Mark A. Browning     13,000     *          13,000       -0-     *
   Samuel R.            39,758     *          32,258     7,500     *
   Cappiello

   Mark Chaplin         10,000     *          10,000       -0-     *

   Barington Capital    32,258     *          32,258       -0-     *
   Group, LP

   Donald I. Dussing    16,129     *          16,129       -0-     *
   James R. Endler,     32,258     *          32,258       -0-     *
   IRA

   Michael Farrell      64,516     1.1%       64,516       -0-     *

   Patricia A. Fors     64,516     1.1%       64,516       -0-     *

   Richard Garman       50,000     *          50,000       -0-     *

   Arthur A. Glick      16,129     *         16,129        -0-     *

   The Deerfield       161,290     2.8%      161,290       -0-     *
   Corporation

   Herbert J.            6,451     *           6,451       -0-     *
   Heimerl, Jr.

   William N.           26,500     *          26,500       -0-     *
   Hudson, Jr.

   Luiz F. Kahl (1)     64,516     1.1%       64,516       -0-     *

   Allan G. Kenzie     100,000     1.8%       20,000    80,000  1.4%
   (2)

   Langley H. Kenzie    20,000     *          15,294     4,706     *
   (2)

   David & Margot       10,000     *          10,000       -0-     *
   Kenzie (2)

   Michael & Joe        10,000     *          10,000       -0-     *
   Steinitz

   Daniel C. Kenzie     10,000     *          10,000       -0-     *
   (2)

   Allen G. Kenzie,     16,000     *          16,000       -0-     *
   TTE (2)
   FBO Langley C.
   King

   Allan G. Kenzie,     16,000     *          16,000       -0-     *
   TTE (2)
   FBO Connor A.
   King

   Rachel K. King,      20,000     *          20,000       -0-     *
   TTE (2)
   FBO Mary L.
   Kenzie

   Mary L. Kenzie,      20,000     *          20,000       -0-     *
   TTE (2)
   FBO Rachel K.
   King

   Lippes Family,       20,000     *          20,000       -0-     *
   LLC

   Paul E. Locke         5,000     *           5,000       -0-     *

   Wendelyn M.           2,000     *           2,000       -0-     *
   Duquette, Trustee
   FBO Laura C.
   Duquette

   Wendelyn M.           2,000     *           2,000       -0-     *
   Duquette, TTE
   FBO Nicole O.
   Duquette

   Wendelyn M.           2,000     *           2,000       -0-     *
   Duquette, TTE
   FBO Maxwell A.
   Duquette

   Theodore E.           2,000     *           2,000       -0-     *
   Marks, II, TTE
   FBO Derek R.
   Marks

   Theodore E.           2,000     *           2,000       -0-     *
   Marks, II, TTE
   FBO Mathew G.
   Marks

   Theodore E.           2,000     *           2,000       -0-     *
   Marks, II, TTE
   FBO Theodore E.
   Marks, III

   Heather R. Palmer     6,000     *           6,000       -0-     *

   Joshua R. Marks       6,000     *           6,000       -0-     *

   Wendelyn M.           3,000     *           3,000       -0-     *
   Duquette

   Theodore E.           3,000     *           3,000       -0-     *
   Marks, III

   E.W.M.               10,000     *          10,000       -0-     *
   Investments, Inc.

   Donald McClellan     10,000     *          10,000       -0-     *

   Frank McGuire        32,258     *          32,258       -0-     *

   Colmac Holdings     400,000     7.0%      100,000   300,000     5.3%
   Limited (3)

   Reginald B.         500,000     8.8%      500,000       -0-     *
   Newman, II (1)

   Susan M. Nycek        1,340     *           1,340       -0-     *
   (5)

   J.H. Paull, TTE      20,000     *          20,000       -0-     *
   FBO Melissa S.
   Paull

   J.H. Paull, TTE      20,000     *          20,000       -0-     *
   FBO Allison S.
   Paull

   Robin K.              9,000     *           6,500     2,500     *
   Penberthy (4)

   Gregory Photiadis     6,451     *           6,451       -0-     *

   Jayne K. Rand (1)   215,734     3.8%          100   215,634     3.8%

   Karl I. Riner        10,000     *          10,000       -0-     *

   Pierre &              3,225     *           3,225       -0-     *
   Madeleine Savoie

   Gerald C. Saxe       64,516     *          64,516       -0-     *

   Richard & Jarilyn     6,451     *           6,451       -0-     *
   Searns (6)

   Olympic              20,000     *          20,000       -0-     *
   Management
   Systems

   Randy Strauss         6,451     *           6,451       -0-     *

   James H. Thompson    20,000     *          20,000       -0-     *

   Joseph N.             3,225     *           3,225       -0-     *
   Williams

   Frederick W.          1,745     *             645     1,100     *
   Winter (1)
   __________________________________________________

                    *  Less than 1%.
                    (1)  Director of the Company.
                    (2)  Ross B. Kenzie is Director of the Company.
                         Langley H. Kenzie is Ross Kenzie's wife; the other persons indicated are adult members of Ross Kenzie's family who do not share his household.
                    (3) Willis S. McLeese, a director of the Company, is the Chairman and principal owner of Colmac Holdings Limited.
                    (4)  Chief Financial Officer and Secretary of Company.
                    (5)  Office Manager of the Company.
                    (6) Respectively, the Chief Executive Officer and Executive Vice President of Key Resource Group, LLC, an entity to which the Company has, subject to certain conditions, undertaken to make a $450,000 venture capital investment.

                           USE OF PROCEEDS

                  Each of the Selling Shareholders will receive all of the net proceeds from the sale of the Shares owned by such shareholder. The Company will not receive any of the net proceeds from the sale of the Shares.

                             MANAGEMENT

                     The business and affairs of the Company are managed under the direction of its Board of Directors as required by New York law. The day-to-day operations of the Company are conducted through its officers.

                     The President and the Executive Vice President of the Company, Allen F. Grum and Nora B. Sullivan, are primarily responsible for the day to day management of the Company's portfolio. Information concerning the length of time Mr. Grum and Ms. Sullivan have been primarily responsible for the Company's portfolio and concerning their business experience is included in the attached Statement of Additional Information under the caption "MANAGEMENT," and is hereby incorporated herein by reference. Information concerning Willis S. McLeese, a director who is not a resident of the United States, is included in the attached Statement of Additional Information and is hereby incorporated herein by reference. Information concerning brokerage allocation, custodianship of the Company's investment securities, and the Company's transfer agent is included in the attached Statement of Additional Information under the caption "ALLOCATION OF BROKERAGE, TRANSFER AGENT AND CUSTODIANSHIP," and is hereby incorporated herein by reference.

                     To the knowledge of the Company, no person: (a) beneficially owns, either directly or through one or more controlled companies, more than 25% of the voting securities of the Company; (b) has acknowledged or asserted that it controls the Company: or (c) has been adjudged under Section 2(a)(9) of the Investment Company Act of 1940 to control the Company.

                                 CAPITAL STOCK

                      Rand is authorized to issue 500,000 shares of a class of Preferred Stock having a par value of $10 per share and 10,000,000 shares of Common Stock having a par value of $.10 per share.
                     As of the date of this Prospectus, 5,708,034 shares of Common Stock are issued and outstanding. No shares of Preferred Stock have been issued.

          Common Stock

                     Holders of Common Stock are entitled to dividends and other distributions when and as declared by the Board of Directors and to share ratably in assets available for distribution on liquidation or dissolution of the Company, subject however to the prior rights of holders of the Preferred Stock, when issued. Shares of Common Stock have no conversion rights, are not subject to redemption and have no sinking fund. There are no restrictions on the purchase by the Company of Common Stock, except as provided by law. Each share of Common Stock, voting as a single class, is entitled to one vote for the election of directors and all other matters requiring shareholder vote, and these shares have no cumulative voting rights.

                     All the outstanding shares of Common Stock are validly issued, fully paid and non-assessable. All shares of Common Stock to be sold pursuant to the offering contained in this Prospectus are currently issued and outstanding. Holders of shares of Common Stock do not have preemptive rights.

          Preferred Stock

                     Subject to the limitations of the 1940 Act and the terms of an Exemptive Order of the Securities and Exchange Commission dated November 5, 1975 pursuant to which the Company was permitted to make investments in a small business investment company subsidiary (the "Exemptive Order"), the Preferred Stock may be issued in one or more series from time to time as the Board of Directors may determine. The Exemptive Order prohibits issuance of any Preferred Stock, and cannot be amended without the specific approval of the Commission. If Preferred Stock were permitted to be issued, the Board of Directors would be authorized under the Company's Certificate of Incorporation to fix the number of shares to be included in each series, the dividend rate, and the designation, relative rights, preferences and limitations (including the right of conversion into Common Stock, if any) pertaining to each such series. No such series shall, however, have a preference or priority over any other series of Preferred Stock on the distribution of the Company's assets or with respect to the payment of dividends.

                     Under the 1940 Act, Preferred Stock cannot be issued or sold unless immediately after such issuance or sale, the Preferred Stock shall have an asset coverage of 200%; that is, the aggregate involuntary liquidation preference of such Preferred Stock, or the amount to which the Preferred Stock is entitled on the Company's involuntary liquidation, and the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Company's total assets (less all liabilities and indebtedness not represented by senior securities) after issuance or sale of such Preferred Stock. Dividends and other distributions on the shares of Common Stock would be prohibited unless at the time of declaration or distribution the Preferred Stock has at least 200% asset coverage after deducting the amount of the distribution. Preferred Stock would have priority over any class of stock as to distribution of assets and payment of dividends, which dividends would be cumulative.

          Tax Status

                     Information concerning tax matters relating the Company is hereby incorporated by reference to the information under the caption "TAX STATUS" in the attached Statement of Additional Information.

                                 DIVIDEND POLICIES

                     The Company generally retains all of its cash for use in investments and operating expenses. The Company has never paid a cash dividend on its Common Stock and has no present intention of paying cash dividends on the Common Stock.

                     In August of 1977, the Company distributed to its shareholders from its portfolio 211,190 common shares of Astronics Corporation, and in July of 1990 the Company distributed to its shareholders from its portfolio 137,496 common shares of Research Frontiers, Inc. Shares of the same class as the shares distributed were publicly traded on the over-the-counter market prior to distributions. From time to time the Company may consider distributing other securities in its portfolio to its shareholders particularly if securities of the same class are registered under the Securities Exchange Act of 1934 and traded in the public securities markets and if the distribution will not violate the provisions of the Securities Act. There is no present intention to make any such distribution.

                     From time to time the Company has made distributions of its common stock to its shareholders in the form of stock splits. The most recent such distribution was a five-for-four stock split with a record date of May 26, 1995 that was distributed on June 16, 1995.

                     The Company has entered into no agreements which restrict the payment of dividends.

                                   LEGAL PROCEEDINGS

          Stearns & Foster Bedding Company.

                     On March 21, 1994, a lawsuit was brought against a number of parties, including the Company, in the U.S. District Court for the District of New Jersey, under the title Stearns & Foster Bedding Company v. The Franklin Corporation, et al, (Civil Action No. 94-967 (JCL)). The action sought contribution pursuant to the federal Comprehensive Environmental Response Cleanup and Liability Act (CERCLA) and the New Jersey Spill Compensation and Control Act for response and environmental remediation costs in excess of $1 million to be incurred in connection with the clean-up of a property owned from 1976 to 1979 by a company alleged to have been under the control of Rand through a venture capital investment. In December of 1996, the Court granted the Company's Motion for Summary Judgment and dismissed all of the claims against it. Although the Plaintiff has the right to appeal the dismissal, the Company has been advised that the Plaintiff has reached a settlement with one of the other Defendants for its remaining claims and, if the settlement is consummated, the litigation will be terminated without right of appeal.

                                   TABLE OF CONTENTS
                                         OF
                         STATEMENT OF ADDITIONAL INFORMATION

                     The following table of contents identifies the location of information in the attached Statement of Additional Information.

          CAPTION                                                   Page

          Portfolio Turnover........................................... 3

          Management................................................... 3

          Control Persons and Principal Holders of Securities..........10

          Investment Advisory and Other Services.......................11

          Allocation of Brokerage, Transfer Agent and Custodianship....11

          Tax Status...................................................12

          Financial Statements.........................................13

                                       PART B

                         STATEMENT OF ADDITIONAL INFORMATION

                               RAND CAPITAL CORPORATION
                                  2200 RAND BUILDING
                               BUFFALO, NEW YORK  14203


                        Rand Capital Corporation (the "Company" or "Rand") is a registered investment company, classified as a diversified, closed-end, management investment company with an investment objective of long-term capital appreciation through high risk venture capital investments in companies having growth potential but whose securities, in most cases, have no public market. This Statement of Additional Information relating to the Company is not a prospectus and should be read in conjunction with the Company's prospectus. A copy of the Company's prospectus can be obtained from the Company, 2200 Rand Building, Buffalo, New York
          14203, telephone number (716) 853-0802.    The date of this
          Statement of Additional Information and of the prospectus to which this Statement of Additional Information relates is May 30, 1997.

                                  TABLE OF CONTENTS
                                         OF
                         STATEMENT OF ADDITIONAL INFORMATION

                   The following table of contents identifies the location of information in this Statement of Additional Information.


          CAPTION                                                    Page

          Portfolio Turnover........................................... 3

          Management................................................... 3

          Control Persons and Principal Holders of Securities..........10

          Investment Advisory and Other Services.......................11

          Allocation of Brokerage, Transfer Agent and Custodianship....11

          Tax Status...................................................12

          Financial Statements.........................................13

                                  PORTFOLIO TURNOVER

                    While Rand's investment objective of long term capital appreciation through venture capital investments leads to relatively infrequent sales of individual portfolio securities, the nature of its investments can lead to substantial fluctuations in "portfolio turnover" (see "Portfolio Turnover" in the Financial Highlights table of the attached Prospectus) resulting from dramatic fluctuations in the value of individual investments among the relatively small number of investments in the Company's portfolio. During 1995 and 1996, the Company wrote down and wrote off a number of investments including its investments in Aria Wireless Systems, Inc. and Bydatel Corporation, which had constituted a significant portion of its aggregate portfolio value. During 1996, the Company also made a determination that it would generally not maintain investments in entities after their stock became publicly traded, and this policy resulted in the sale of other investments in 1996 and in the first quarter of 1997. Generally, the Company's management believes that once a portfolio company's stock becomes publicly traded the value of the investment becomes subject to market fluctuations which may not reflect the intrinsic values which Rand seeks to identify and pursue in its normal operations.

                             MANAGEMENT

                    The following information is given with respect to each director and officer of the Company.

                                  Positions
                                  Held with      Principal Occupation
          Name, Age and Address   the Company    During Past Five Years


          Allen F. Grum (39)      President,     President of the Company
          2200 Rand Building      Director       since January 1996,
          Buffalo, New York 14203                Director since April
                                                 1996; prior thereto
                                                 Senior Vice President of
                                                 the Company since June
                                                 1, 1995; Executive Vice
                                                 President of Hamilton
                                                 Financial Corporation
                                                 (mortgage bankers) 1994;
                                                 Senior Vice President of
                                                 Marine Midland Mortgage
                                                 Corporation, 1991-1994.

          Nora B. Sullivan (39)   Executive      Executive Vice President
          2200 Rand Building      Vice           of the Company since
          Buffalo, New York 14203 President      September 1995;  Senior
                                                 Associate at Barakat &
                                                 Chamberlain (financial
                                                 and economic consulting
                                                 firm) February to July
                                                 1995;  attended Columbia
                                                 Business School from
                                                 1993-4, where she
                                                 received an MBA in
                                                 Finance and
                                                 International Business;
                                                 prior thereto, General
                                                 Counsel to Integrated
                                                 Waste Management (solid
                                                 waste management
                                                 company) 1991-1992.

          Robin K. Penberthy (33) Chief          Chief Financial Officer
          2200 Rand Building      Financial      and Secretary of the
          Buffalo, New York 14203 Officer,       Company since January
                                  Secretary      1996; Scholastic
                                                 Aptitude Test (SAT)
                                                 Instructor for The
                                                 Princeton Review during
                                                 1995; prior thereto
                                                 Administrative Vice
                                                 President-Investor
                                                 Relations Manager at
                                                 Marine Midland Mortgage
                                                 Corporation 1993-94;
                                                 various officer
                                                 positions at Marine
                                                 Midland Mortgage
                                                 Corporation since prior
                                                 to 1992.

          *Reginald B. Newman,    Chairman of    Chairman of the Board of
            II (59)               Board          Directors of the Company
          700 Grand Island                       since April 1996, and a
          Boulevard                              Director since 1987;
          Tonawanda, New York                    President of NOCO Energy
          14150                                  Corporation (petroleum
                                                 distributor) since prior
                                                 to 1992.

          Thomas R. Beecher,      Director       Director since 1969,
            Jr. (61)                             Chairman of the Board
          200 Theater Place                      August 1991 to April
          Buffalo, New York                      1996; Attorney;
          14202                                  President of Beecher
                                                 Securities Corporation,
                                                 (family-owned venture
                                                 capital company) since
                                                 prior to 1992.


          Luiz F. Kahl (60)       Director       Director since January
          6255 Sheridan Drive                    1997; President of
          Williamsville, NY 14221                Vector Group LC (private
                                                 investment company)
                                                 since February 1996;
                                                 President and Chief
                                                 Executive Officer of The
                                                 Carborundum Company
                                                 (producer of structural
                                                 and electronic ceramic
                                                 materials) since prior
                                                 to 1992; Director of
                                                 National Fuel Gas
                                                 (utility company) since
                                                 1992.

          Ross B. Kenzie (65)     Director       Director since April
          369 Franklin Street                    1996; Director of
          Buffalo, New York 14202                Merchants Insurance
                                                 since prior to 1991.
                                                 Retired since prior to
                                                 1992.

          *Willis S. McLeese      Director       Director since 1986;
          45 St. Clair Ave. W.                   Chairman of Colmac
          Suite 902                              Holdings Limited
          Toronto, Ontario                       (developer, owner and
                                                 operator of co-
                                                 generation and
                                                 alternative energy
                                                 electric power
                                                 generating plants),
                                                 Toronto, Canada since
                                                 prior to 1992.

          Jayne K. Rand (36)      Director       Director since 1989;
          One M&T Plaza                          Vice President of
          Buffalo, New York 14203                Manufacturers & Traders
                                                 Trust Co. since 1993,
                                                 prior thereto Assistant
                                                 Vice President of Marine
                                                 Midland Bank, N.A. since
                                                 prior to 1992.

          Frederick W. Winter     Director       Director since 1996.
            (53)                                 Dean of the School of
          University of Buffalo                  Management, University
          School of Management                   of New York at Buffalo
          160 Jacobs Management                  since 1994; prior
          Center                                 thereto was Head of the
          Buffalo, New York 14260                Department of Business
                                                 Administration at the
                                                 University of Illinois
                                                 since prior to 1992;
                                                 Director of Bell Sports,
                                                 Inc. (bicycye and
                                                 sporting goods
                                                 manufacturer) since
                                                 prior to 1992; Director
                                                 of Alkon Corporation
                                                 (manufacturer of
                                                 pneumatic parts and
                                                 fittings) since 1992.

                     Persons designated by an asterisk (*) in the above table are "interested persons" within the meaning of
          Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Newman and Mr. McLeese are "interested persons" based upon the percentage ownership of the Company's common stock that each one owns.

                 Willis S. McLeese, who is a resident of Ontario, Canada, has a majority of his assets in the United States through his ownership of Colmac Holdings Limited which owns 100% of Colmac Dynamics, Inc., a Delaware corporation. Mr. McLeese has not authorized an agent in the United States to receive notice of service of process.

          Compensation

                 The following table sets forth information with respect to compensation paid or accrued by the Company in fiscal year 1996 to each director of the Company and to each executive officer or any affiliated person of the Company with aggregate compensation from the Company in excess of $60,000, and to each director of the Company. The Company is not part of a fund complex.

                           COMPENSATION TABLE

                                              Pension or
                              Aggregate       Retirement Benefits  Estimated
   Name of Person,            Compensation    Accrued as Part of   Annual Benefits
   Position                   from Fund       Fund Expenses        Upon Retirement

   Allen F. Grum              $102,405          $2,750(1)          $3,701(2)
     President, Director

   Nora B. Sullivan            $87,042          $2,550(1)               -0-
     Executive Vice
     President

   Reginald B. Newman II       $6,250                -0-                -0-
     Chairman

   Thomas R. Beecher, Jr.      $3,750                -0-                -0-
     Director

   Ross B. Kenzie              $4,250                -0-                -0-
     Director

   Willis S. McLeese           $4,750                -0-                -0-
     Director

   Jayne K. Rand               $6,250                -0-                -0-
     Director

   Donald A. Ross              $3,750(3)             -0-                (3)
     Director, Consultant

   Frederick W. Winter         $4,500                -0-                -0-
     Director
   ______________________

                (1) Included within the indicated compensation is payment of Company contributions to the Company's 401(k) Profit Sharing Plan. To date, an aggregate of $5,300 has been deferred for payment to Mr. Grum and Ms. Sullivan. Under such plan, participants may elect to contribute up to 20% of their compensation on a pre-tax basis by salary reduction. For eligible employees, the Company may make a discretionary flat contribution of 1% of compensation and match an eligible contribution of up to a maximum of five percent (5%). In addition, the Company may contribute an annual discretionary amount as determined by the Board of Directors. In 1996, the Company did not make any discretionary contributions to the 401(k) Plan.

               (2) Includes pension benefit payable to the Company's Defined Benefit Pension Retirement Plan described below. Amounts indicated do not include any benefits payable pursuant to the Company's 401(k) Profit Sharing Plan.

               (3) See "Consulting and Deferred Compensation Agreements." below. Mr. Ross' service as a director ended on April 17, 1997.

          Consulting and Deferred Compensation Agreements

                     Effective December 31, 1995, the Company and Donald A. Ross terminated his employment agreement and entered into a Consulting Agreement and a Deferred Compensation Agreement.
          Under the terms of the Consulting Agreement, Mr. Ross was paid $10,000 in 1996 for providing part-time consulting services, assistance in maintaining continuity in business relations during the transition to new management, and such other services related to the Company's business operations as the Company may reasonably request. Such amounts included any amounts payable for service as a director and on any committee of the Board of Directors. In addition, Mr. Ross receives: medical insurance coverage for the duration of his life and that of his wife for himself, his wife and his dependents, and during the period of his consulting agreement, the use of a car and up to $1,500 in annual maintenance fees therefor, and $2,400 annual membership dues at a business club and reimbursement of business entertainment expenses of up to $2,000 per year at the club. The Consulting Agreement ran for the period of 12 months and was subject to annual review by the Company. This Agreement was not renewed for 1997. Under the Deferred Compensation Agreement, Mr. Ross, or his heirs, received deferred payment for services previously rendered in the amount of $60,000 for 1996, and will receive $31,000 for each year thereafter until Mr. Ross reaches age 70.

          Defined Benefit Pension Retirement Plan

                    From 1988 to 1996, the Company maintained a Defined Benefit Pension Retirement Plan (the "Defined Benefit Plan") for all full time employees meeting minimum age and service
          requirements.   At the later of age 65 or the fifth year of
          participation, participants are entitled to accrued monthly pension benefits computed under a final average pay formula equal to 75% of average monthly compensation, up to a maximum of $50,000 per year, reduced proportionately for each year of service less than ten. The non-forfeitable right of an employee to pension benefits accrues after a three year period of employment. Benefits are not reduced by social security payments or by payments from other sources. The Defined Benefit Plan is funded through Company contributions, and benefits are payable under one of several payment options including lifetime annuity and lump sum settlement. Mr. Grum's benefits are not fully vested. This plan was terminated in September 1996.

          Compensation of Directors

                    During 1996, under the Company's standard compensation arrangements with directors, each non-employee director receives an annual fee of $1,000 plus $750 for attendance at each meeting of the Board of Directors and each meeting of a Committee not held on the same day as a Board meeting, and the Chairman of the Board, Mr. Newman, received an annual fee of $2,500 plus $750 for attendance at Board and Committee meetings.

                  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                    The following table sets forth the holdings of each person who owns of record or beneficially five percent or more of the Company's Common Stock, and by all officers and directors as a group, as of March 13, 1997.

                                        Amount and Nature    Percent of
          Name and Address              of Ownership (1)        Class
          ----------------              -----------------    ----------

          More than 5% owners:

          Reginald B. Newman II              500,000            8.8%
          700 Grand Island Boulevard
          Tonawanda, New York 14150

          Willis S. McLeese (2)              400,000            7.0%
          45 St. Clair Avenue, West
          Suite 902
          Toronto, Canada

          All Directors and Officers
          as a group (11 persons):       1,390,058(3)           24.4%
          ______________________

          (1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. All amounts of securities listed are owned both of record and beneficially unless otherwise noted.

          (2) Such shares are owned by Colmac Holdings Limited, a corporation of which Mr. McLeese is the Chairman and principal owner.

          (3) Except as indicated in (2) above and 9,835 shares as to which members of the group have sole voting and shared investment control, members of the group have sole voting and investment power over the shares indicated. To the knowledge of the Company, no person: (a) beneficially owns, either directly or through one or more controlled companies, more than 25% of the voting securities of the Company; (b) has acknowledged or asserted that it controls the Company: or (c) has been adjudged under Section 2(a)(9) of the Investment Company Act of 1940 to control the Company.

                         INVESTMENT ADVISORY AND OTHER SERVICES

                    The Company has no investment adviser and is not a party to any management-related service contracts. The Company is advised by its officers under the supervision of its Board of Directors. Deloitte & Touche LLP independent auditors, with an office at Suite 250, Key Bank Tower, 50 Fountain Plaza, Buffalo, New York 14202 acts as independent auditors for the Company. In such capacity, Deloitte & Touche LLP examines and audits the accounts of the Company.

               ALLOCATION OF BROKERAGE, TRANSFER AGENT AND CUSTODIANSHIP

          Brokerage

                    Because the Company primarily makes venture capital investments by negotiated transactions involving securities which are not publicly traded, the Company does not ordinarily pay brokerage on its purchase of portfolio securities. From time to time the Company has sought to increase its return on its cash awaiting venture capital investment by purchasing certificates of deposit and government or mortgage backed debt securities from the issuing banks or from dealers in these securities.

                    The Company has no agreement, understanding or allocation formula with respect to the placement of brokerage.
          In selecting brokers, the Company may give consideration to a broker who has presented prospective investments to it or has furnished research or other information to it which has been useful in evaluating an investment. However, no Company employee is authorized knowingly to permit any broker to charge the Company a commission exceeding the lowest commission generally available to it.

          Transfer Agent

                    The Company's transfer agent, registrar and dividend paying agent is Continental Stock Transfer & Trust Company, 2 Broad Street, New York, New York 10007.

          Custodianship

                    The Company maintains custody of its own portfolio securities and does not have a third-party custodian. The Company's portfolio securities are kept in a vault maintained at a branch office of Marine Midland Bank, N.A. located in the Rand Building at LaFayette Square, Buffalo, New York 14203.

                                       TAX STATUS

                    Subchapter M of the Internal Revenue Code establishes special tax provisions for a "regulated investment company." The Company does not now qualify and does not expect to qualify as a regulated investment company for 1997 and is therefore subject to regular corporate tax rates. Rand Capital and Rand SBIC file consolidated tax returns.

                    The Company may choose to become a regulated investment company in any year in which it can qualify and such election is determined to be beneficial to it. There is no assurance that it will be able to qualify. Once made, an election cannot be revoked.

                    If the Company were to qualify and to elect to be a regulated investment company, it would (i) distribute all of its net investment income and gains to shareholders and these distributions would be taxable as ordinary income or capital gains, (ii) shareholders might be proportionately liable for taxes on income and gains of the Company, but shareholders not subject to tax on their income would not be required to pay tax on amounts distributed to them, and (iii) the Company would inform shareholders of the amount and nature of the income or gains. Tax items which are treated differently for alternative minimum taxation and regular taxation must be apportioned between a regulated investment company and its shareholders.

                    In order for the Company to qualify for tax treatment as a regulated investment company, at least (1) 90% of the Company's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from a sale or other disposition of stock or securities, and less than 30% of its gross income may be derived from the sale or distribution of stock or securities held for less than 3 months, and (2) 50% of the value of its total assets at the close of each quarter must be represented by cash and cash equivalent items, government securities, securities of other regulated investment companies, and securities of companies of which the Company owns 10% or less of the outstanding voting securities and the Company must not invest more than 25% of its assets in any one issuer.

                                  FINANCIAL STATEMENTS

                    The Statements of Financial Position at December 31, 1995 and December 31, 1996, including the Portfolio of Investments at December 31, 1996 and the related Statements of Operations and Changes in Net Assets for each of the years then ended, and the Schedules of Selected Per Share Data and Ratios for each of the five years in the period ended December 31, 1996, together with the report thereon of Deloitte & Touche LLP dated January 24, 1997 are contained on pages 3 through 16 of the Rand Capital Corporation Annual Report for 1996 and are incorporated herein by reference.